UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 6, 2001

                          Spiderboy International, Inc.
             (Exact name of registrant as specified in its Charter)

        Minnesota                    0-18292                   41-0825298
(State of Incorporation)     (Commission file number)        (IRS Employer
                                                         Identification Number)


              13348 Highland Chase Place, Fort Myers, Florida 33913
               (Address of principal executive office) (Zip Code)

Registrant's telephone number (941) 561-8777


Item 5:  Other Events

         Attached is a Form 10SB, filed in an attempt to comply with the directives of the Securities and Exchange Commission policy regarding companies that have filed such form before, but have been inactive for a period of time.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                                        Spiderboy International, Inc.


                                        /s/ Mark M. Pardo
                                        ----------------------------------------
                                        Mark M. Pardo, Chief Executive Officer